Supplement to:

CALVERT SOCIAL INVESTMENT FUND
Enhanced Equity Portfolio
Statement of Additional Information dated January 31, 2009

Date of Supplement: June 11, 2009

On June 2, 2009, following approval by the Board of Trustees of Calvert Social Investment Fund, Calvert Asset Management Company, Inc. (“Calvert”) assumed responsibility for the day-to-day management of the Enhanced Equity Portfolio ("Portfolio"). Shareholders will be asked to ratify the change to the portfolio manager. A filing will be made with the Securities and Exchange Commission further detailing the management change. In the near future proxy materials, including the Investment Advisory Agreement and a further explanation of the management change, will be sent to shareholders.

Accordingly, all references to SSgA Funds Management, Inc. (“SSgA FM”) in the respective Statements of Additional Information (“SAIs”) are no longer applicable, and all references with respect to the “Subadvisor” are replaced with references to Calvert as the “Advisor”.

Specifically, under “Investment Advisor and Subadvisors” on page 35, replace the last two sentences in the carryover paragraph with the following:

  For CSIF Enhanced Equity, the Advisor has voluntarily agreed to waive 0.10% of its annual advisory fee based on average daily net assets. Calvert may cease this waiver at any time.

Under “Portfolio Manager Disclosure - Other Accounts Managed by Fund Portfolio Managers – CSIF Enhanced Equity” on pages 39-40, replace the charts relating to SSgA FM with the following:

  Calvert:
  Natalie A. Trunow

Accounts Managed other than CSIF Enhanced Equity as of June 2, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	5	6
Total Assets in Other Accounts Managed	$848,179,543	$4,241,250	$22,622,435
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure - Potential Conflicts of Interest in Managing a Portfolio and Other Accounts – CSIF Enhanced Equity” on page 42, replace the information relating to SSgA FM with the following:

  Calvert:
  Natalie A. Trunow

  (See “Conflicts of Interest” above regarding CSIF Balanced.)

Under “Portfolio Manager Disclosure - Compensation of Fund Portfolio Managers – CSIF Enhanced Equity” on page 47, replace the chart relating to SSgA FM with the following:

  Calvert:
  Natalie A. Trunow

Compensation with Respect to Management of CSIF Enhanced Equity and Other Accounts as of June 2, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

  Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Portfolios overseen, relative to Portfolio benchmarks, and growth in Portfolio assets.  Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds” on page 48, replace the information relating to SSgA FM with the following:

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
CSIF Enhanced Equity	Calvert	Natalie A. Trunow	None